EXHIBIT 32.2

                           Section 1350 Certification
                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CFO of Victoria Internet Services, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Victoria Internet Services, Inc. for the quarter ended November 30, 2011.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Victoria Internet Services, Inc. as of November 30, 2011.

This Certification is executed as of January 23, 2012


                                          /s/ Bruce J. Dunnington
                                          -----------------------------------
                                          Bruce J. Dunnington,  CFO